                                                                   Exhibit 3.121

[SEAL]

                                 NORTH CAROLINA

                      DEPARTMENT OF THE SECRETARY OF STATE

--------------------------------------------------------------------------------

     TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

     I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of


                            ARTICLES OF INCORPORATION

                                       OF

                                U.S. FIBER, INC.


the original of which is now on file and a matter of record in this office.


[SEAL]

                                 IN WITNESS WHEREOF, I have hereunto
                                 set my hand and affixed my official seal at the City of Raleigh, this 17th day of May, 2002.

                                             /s/ Elaine F. Marshall

                                               SECRETARY OF STATE

Certification Number: 6132132-1         Page: 1 of 3       Ref.#  4846081
Verify this certificate online at www.secretary.state.nc.us/Verification.

                                                                 0-0426020
                                                                   FILED
                            ARTICLES OF INCORPORATION             9:25 AM
97 122 9006                                                      MAY 02 1997
                                       OF
                                                             EFFECTIVE _________
                                U.S. FIBER, INC.              ELAINE F MARSHALL
                                                             SECRETARY OF STATE
                                                               NORTH CAROLINA

     The undersigned, being a natural person of at least eighteen (18) years of age, hereby makes and acknowledges these Articles of Incorporation for the purpose of forming a business corporation under and by virtue of the laws of the State of North Carolina, as set forth in Chapter 55 of the North Carolina General Statutes, entitled the "North Carolina Business Corporations Act."

                                    ARTICLE I
                                      NAME

     The name of the corporation is U.S. Fiber, Inc.

                                   ARTICLE II
                                      STOCK

     The aggregate number of shares which the corporation shall have the authority to issue is one thousand (1,000) shares of a single class of common capital stock having a par value of one cent ($.01) per share.

                                   ARTICLE III
                     REGISTERED OFFICE AND REGISTERED AGENT

     The street address and mailing address of the corporation's registered office, which is located in Mecklenburg County, North Carolina, is: 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211. The name of the registered agent who is located at the registered street address and mailing address of the corporation is Berryman L. Bourne.

                                   ARTICLE IV
                                     PURPOSE

     The purpose for which the corporation is formed is to engage in any lawful activity.

                                    ARTICLE V
                                  INCORPORATOR

     The incorporator is Berryman L. Bourne, whose address is: 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211 (Mecklenburg County).

Certificate Number: 6132132-1      Page: 2 of 3

                                   ARTICLE VI
                           INITIAL BOARD OF DIRECTORS

     The number of directors constituting the initial board of directors shall be one (1); and the name and address of the persons who are to serve as directors until the first meeting of shareholders, or until their successors are elected and qualified are:

     NAME                          ADDRESS
     ----                          -------

     Paul A. Garrett               2101 Rexford Road
                                   Suite 236-E
                                   Mecklenburg County
                                   Charlotte, NC 28211

                                   ARTICLE VII
                  LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

     A director of the corporation shall not be personally liable to the corporation or any of its shareholders for monetary damages arising from any breach of duty as a director, except for liability with respect to (i) any act or omission that the director at the time of such act or omission knew or believed was clearly in conflict with the best interest of the corporation, (ii) any liability under N.C. Gen. Stat. Section 55-8-33, or (iii) any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VIII
                                 EFFECTIVE DATE

     These Articles of Incorporation shall be effective upon filing in the office of the North Carolina Secretary of State.

     This the 30th day of APRIL, 1997.


                                                          /s/ Berryman L. Bourne
                                                          ----------------------
                                                          Berryman L. Bourne,
                                                          Incorporator
                                        2

Certificate Number: 6132132-1      Page: 3 of 3

[SEAL]

                                 NORTH CAROLINA

                      DEPARTMENT OF THE SECRETARY OF STATE

--------------------------------------------------------------------------------

     TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

     I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of


                               ARTICLES OF MERGER

                                       OF

                                U.S. FIBER, INC.

the original of which is now on file and a matter of record in this office.


[SEAL]

                                 IN WITNESS WHEREOF, I have hereunto
                                 set my hand and affixed my official seal at the City of Raleigh, this 17th day of May, 2002.


                                             /s/ Elaine F. Marshall
                                               SECRETARY OF STATE

Certification Number: 6132133-1      Page: 1 of 9     Ref.# 4846081
Verify this certificate online at www.secretary.state.nc.us/Verification.

                                                                 0-0426020
                                                                   FILED
                               ARTICLES OF MERGER                  3:10 PM
97 128 9038                            OF                        MAY 08 1997
                             SUNCOAST MFG. CO., N.C.
                                 WITH AND INTO                 EFFECTIVE _______
                                U.S. FIBER, INC.               ELAINE F MARSHALL
                                                              SECRETARY OF STATE
                                                                NORTH CAROLINA
                                   ----------

     These Articles of Merger are made between U.S. FIBER, INC. a North Carolina corporation (the "Surviving Corporation"), and SUNCOAST MFG. CO., N.C., a Florida corporation (the "Merging Corporation"), and submitted to the North Carolina Secretary of State and the Department of the State of Florida by each of the companies participating in the merger.

     Pursuant to Article 11 of Chapter 55 of the North Carolina General Statutes and Section 607.1105 of the Florida Business Corporation Act, the Merging Corporation and the Surviving Corporation adopt the following Articles of Merger for the purpose of merging the Merging Corporation with and into the Surviving Corporation, which shall be the surviving corporation.

     1. The Plan of Merger, dated the 7th day of May, 1997, a copy of which is attached hereto as "Exhibit A" and incorporated herein, was unanimously approved and adopted by the respective stockholders of the Merging Corporation and the Surviving Corporation on that date.

     2. Pursuant to the Plan and Agreement of Merger, all issued and outstanding shares of Merging Corporation's stock will be exchanged for common stock of Surviving Corporation's parent, FCR, INC., a Delaware corporation (the "Parent Corporation"), as provided therein.

     3. The effective date of the merger shall be the date of filing of these Articles of Merger with the Secretary of State of North Carolina.

     4. Upon the merger becoming effective, the Surviving Corporation shall be deemed (i) to appoint the Secretary of State of Florida as its agent for service of process in the State of Florida in a proceeding to enforce any obligation or the rights of dissenting shareholders of Merging Corporation, and (ii) to agree that it will promptly pay to the dissenting shareholders of the Merging Corporation the amount, if any, to which they are entitled under section
607.1302 of the Florida Business Corporation Act.

     IN WITNESS WHEREOF, the parties have executed these Articles of Merger this 7th day of May, 1997.

                                       U.S. FIBER, INC., a North Carolina
                                       corporation


                                       By: /s/ Paul A. Garrett
                                           -------------------
                                           Paul A. Garrett,
                                           President

Certificate Number: 6132133-1      Page: 2 of 9

                                       SUNCOAST MFG. CO., N.C., a Florida
                                       corporation


                                       By: /s/ Alfred J. Vincelli, Sr. President
                                           -------------------------------------
                                           Alfred J. Vincelli, Sr.,
                                           President

STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG

     The foregoing instrument was acknowledged, sworn to and subscribed before me this 7th day of May, 1997, by Paul A. Garrett, as President of U.S. Fiber, Inc., a North Carolina corporation and a wholly owned subsidiary of FCR, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me and did take an oath.


                                              NOTARY PUBLIC:

                                              /s/ Kimberly R. Paris
                                              ---------------------
                                              Name: Kimberly R. Paris

                                              STATE OF NC (SEAL)
                                              My Commission Expires:
                                              November 17, 1999


STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG

     The foregoing instrument was acknowledged, sworn to and subscribed before me this 7th day of May, 1997, by Alfred J. Vincelli, Sr., as President of Suncoast Mfg. Co., N.C., a Florida corporation, on behalf of the corporation. He is personally known to me and did take an oath.


                                              NOTARY PUBLIC:

                                              /s/ Kimberly R. Paris
                                              ---------------------
                                              Name: Kimberly R. Paris


                                              STATE OF NC (SEAL)
                                              My Commission Expires:
                                              November 17, 1999

Certificate Number: 6132133-1      Page: 3 of 9

                                 PLAN OF MERGER
                                       OF
                             SUNCOAST MFG. CO., N.C.
                                  WITH AND INTO
                                U.S. FIBER, INC.

                                   ----------

     This Plan of Merger is entered into on May 7, 1997, by SUNCOAST MFG. CO., N.C., a Florida corporation (the "Merging Corporation"), U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation"), and FCR, INC., a Delaware corporation (the "Parent Corporation").

                                   BACKGROUND

     The Surviving Corporation is a business corporation of the State of North Carolina with its principal office therein located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, and is a wholly-owned subsidiary of the Parent Corporation.

     The Merging Corporation is a business corporation of the State of Florida with its principal office therein located at 905 E. MLK, Jr. Dr., Suite 400, Tarpon Springs, Florida 34689.

     The Parent Corporation is a business corporation of the State of Delaware with its principal office located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211.

     The Merging Corporation and the Surviving Corporation and their respective Boards of Director deem it advisable and in the best interests of the two corporations and their respective stockholders to merge (the "Merger") the Merging Corporation with and into the Surviving Corporation pursuant to the provisions of the Business Corporation Act of the State of Florida and North Carolina Business Corporation Act.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties, this Plan of Merger being duly entered into by the Merging Corporation and the Surviving Corporation, the parties hereto agree as follows:

     Section 1.     EFFECTIVE DATE.

     The effective date (the "Effective Date") of the Merger shall be the date of filing of the Articles of Merger in both the Department of State of Florida and the Secretary of State of North Carolina, in accordance with the applicable corporation laws of the States of North Carolina and Florida.

Certificate Number: 6132133-1      Page: 4 of 9

     Section 2.     ADOPTION OF PLAN OF MERGER.

     The shareholders and directors of the Merging Corporation unanimously adopted and approved this Plan of Merger on May 7, 1997. The shareholder and directors of the Surviving Corporation unanimously adopted and approved this Plan of Merger on May 7, 1997. The directors of Parent Corporation unanimously adopted and approved this Plan of Merger on May 7, 1997.

     Section 3.     PLAN OF MERGER.

     3.1 In accordance with the provisions of the Stock Purchase Agreement and Plan and Agreement of Merger among the Parent Corporation, the Merging Corporation, the Surviving Corporation, and Albert J. Vincelli, Sr., for the purchase of stock of Suncoast Insulation Mfg. Co. and merger of the Merging Corporation with and into the Surviving Corporation (the "Stock Purchase Agreement") and the corporation laws of the States of North Carolina and Florida, at the Effective Date, the Merging Corporation shall be merged with and into the Surviving Corporation, and the Surviving Corporation, as the surviving corporation in the Merger, (a) shall be a wholly owned subsidiary of the Parent Corporation, (b) shall continue its corporate existence under the laws of the State of North Carolina, and (c) shall succeed to all rights, assets, liabilities, and obligations of the Merging Corporation and the Surviving Corporation. The separate corporate existence of the Merging Corporation shall terminate at the Effective Date.

     3.2 At the Effective Date, the current Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law.

     3.3 At the Effective Date, the current Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by applicable law.

     3.4 Until the election and qualification of their successors, the current members of the Board of Directors of the Surviving Corporation shall be the Board of Directors of the Surviving Corporation in office on the Effective Date, and the current officers of the Surviving Corporation shall be the officers of the Surviving Corporation on the Effective Date.

     3.5 At the Effective Date, all of the issued and outstanding shares of stock of the Merging Corporation owned by the shareholder(s) of the Merging Corporation on the Effective Date shall, by virtue of the Merger, and without any action on the part the holders thereof, be converted into an aggregate of
(1) Three Hundred Fifty Thousand (350,000) shares of the Parent corporation's common stock (the "Initial Stock"), (2) Two Million dollars ($2,000,000) in cash paid by the Parent corporation by wire transfer, and (3) the right to receive from the Parent Corporation any additional consideration which may become due under Section 4 below.

Certificate Number: 6132133-1      Page: 5 of 9

     3.6 At the Effective Date, the outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the Merger and will remain outstanding as shares of the Surviving Corporation.

     3.7 Simultaneously with the issuance of the Initial Stock and payment of the cash consideration as set forth in Section 3.5 above, each holder of an outstanding certificate or certificates theretofore representing shares of the capital stock of the Merging Corporation shall surrender the same to the Parent corporation and shall receive in exchange a certificate or certificates representing such holder's pro rata share of the Initial Stock.

     3.8 The parties agree that the value of each share of the capital stock of the Merging Corporation on the Effective Date is $11,000.00 per share, which amount is subject to adjustment pursuant to Section 4 below. The parties further agree that the value of each share of common stock of the Parent Corporation on the Effective Date is $10.00 per share. The number of issued and outstanding shares of capital stock of the Merging Corporation on the Effective Date shall be 500 shares.

     Section 4.     ADDITIONAL CONTINGENT MERGER CONSIDERATION.

     4.1 As additional consideration pursuant to the Merger, the shareholder(s) of the Merging Corporation shall be entitled to 50,000 shares of the Parent Corporation's common stock (said 50,000 shares being subject to proportionate and equitable adjustment in the event of any stock split, stock dividend, combination or similar recapitalization affecting the Parent Corporation's common stock) in the event the EBIT (as defined below) of the Surviving Corporation and Suncoast Insulation Mfg. Co., a Florida corporation ("Suncoast Florida"), for the period of May 1, 1997 through April 30, 1998 ("1997 EBIT") exceeds $2,250,000 (the "1997 N.C. Earn-Out"), plus an additional 50,000 shares of the Parent Corporation's common stock (subject to proportionate and equitable adjustment as set forth above) in the event the Surviving Corporation and Suncoast Florida's EBIT (as defined below) for the period May 1, 1998 through April 30, 1999 ("1998 EBIT") exceeds $2,750,000 (the "1998 N.C.
Earn-Out" and, together with the 1997 N.C. Earn-Out, the "N.C. Earn-Out"); provided, however, that if the 1997 EBIT is less than $2,250,000 or the 1998 EBIT is less than $2,750,000, but the average of the 1997 EBIT and the 1998 EBIT exceeds $2,500,000, then the North Carolina Earn-Out shall be considered full earned.

     "EBIT" shall be the consolidated earnings of the Surviving Corporation and Suncoast Florida before payment or accrual of interest in federal, state and local income taxes, and as adjusted in accordance with the provisions of
Schedule 2 of the Stock Purchase Agreement, determined (except as provided in said Schedule 2) in accordance with generally accepted accounting principals consistently applied.

     If earned, the 1997 N.C. Earn-Out and the 1998 N.C. Earn-Out shall be paid as follows:

Certificate Number: 6132133-1      Page: 6 of 9

     (i) The Parent Corporation's common stock representing the 1997 N.C. Earn-Out shall be issued by the Parent Corporation to the shareholder(s) of the Merging Corporation, effective on July 1, 1998; provided, however, that so long as there is not then existing an Event of Default as defined in the Credit Agreement among LaSalle National Bank, the Parent Corporation and its Subsidiaries (an "Event of Default"), and so long as no Event of Default would result from the Parent Corporation's compliance with such election: (1) in lieu of such issuance of stock, said shareholder(s) of the Surviving Corporation may, by written notice to the Parent Corporation delivered before July 1, 1998, elect to receive a promissory note from the Parent Corporation, in the form attached as Schedule 2.6 to the Stock Purchase Agreement, providing for payment of $500,000 from the Parent Corporation in twenty-four
            (24) successive equal monthly installments of principal, plus accrued interest at eight percent (8%) per annum, beginning on July 31, 1998 and continuing on the last day of each month thereafter through and including June 30, 2000 (provided, however, that the Parent Corporation may prepay such principal amount at any time without penalty or premium), and (2) in lieu of such issuance of stock, and notwithstanding any election by said shareholder(s) of the Surviving Corporation under Clause (1) of this subsection 4.1(i), the Parent Corporation may, by written notice to said shareholder(s) delivered on or before July 31, 1998, elect to pay said shareholder(s) $500,000 in cash before July 31, 1998, together with interest thereon from July 1, 1998 until the date of payment; and

     (ii) The Parent Corporation's common stock representing the 1998 N.C. Earn-Out shall be issued to the shareholder(s) of the Merging Corporation, effective on July 1, 1999; provided, however, that so long as there is not then existing an Event of Default, and so long as no Event of Default would result from the Parent Corporation's compliance with such election: (1) in lieu of such issuance of stock, said shareholder(s) of the Surviving Corporation may, by written notice to the Parent Corporation delivered before July l, 1999, elect to receive a promissory note from the Parent Corporation in, the form attached as Schedule 2.6 to the Stock Purchase Agreement, providing for payment of $500,000 from the Parent Corporation in twenty-four (24) successive equal monthly installments of principal, plus accrued interest at eight percent (8%) per annum, beginning on July 31, 1999 and continuing on the last day of each month thereafter through and including June 30, 2001 (provided, however, that Purchaser may prepay such principal amount at any time without penalty or premium), and (2) in lieu of such issuance of stock, and notwithstanding any election by said shareholder(s) of the Surviving Corporation under Clause (1) of this subsection 4.1(ii), the Parent Corporation may, by written notice to said shareholder(s) delivered on or before July 31, 1999, elect to pay said shareholder(s) $500,000 in cash before

Certificate Number :6132133-1      Page: 7 of 9

            July 31, 1999, together with interest thereon from July 1, 1999 until the date of payment; and

     (iii) In the event the 1997 EBIT was not sufficient to earn the 1997 N.C. Earn-Out, but the 1997 N.C. Earn-Out subsequently is earned because the average of 1997 EBIT and 1998 EBIT exceeds $2,500,000, then the foregoing provisions regarding payment of the 1998 N.C. Earn-Out, and all elections relating thereto, shall apply to the 1997 N.C. Earn-Out, so that all such payments, elections, and accruals of interest with respect to the 1997 Earn-Out shall be made as of the dates and within the time periods set forth in Section 4.1(ii) above for the 1998 N.C. Earn-Out.

     4.2 Notwithstanding the foregoing provisions of this Section 4, in the event (i) the Parent Company executes an agreement with an underwriter on or prior to April 30, 1998 in connection with a contemplated initial public offering of the Parent Company's common stock, and the initial public offering contemplated by that agreement is subsequently, (either before or after April 30, 1998) consummated (whether or not with the same underwriter), the N.C Earn-Out shall be considered fully earned, or (ii) the Parent Corporation executes an agreement with an underwriter on or prior to April 30, 1999 in connection with the contemplated initial public offering of the Parent Corporation's common stock, and the initial public offering contemplated by that agreement is subsequently (either before or after April 30, 1999) consummated (whether or not with the same underwriter), the 1998 N.C. Earn-Out shall be considered fully earned. The 1997 N.C. Earn-Out and/or 1998 N.C. Earn-Out (as applicable) shall be issued (subject to any election described under clause (i) or (ii) of Section 4.1), by the Parent Company within five (5) business days following the consummation of the initial public offering, which shall be considered for purposes of this Section 4 to be the date on which the registration statement relating to such offering becomes effective.

     Section 5.     FURTHER ASSURANCES.

     If, at any time after the Effective Date, the Surviving Corporation shall consider or be advised that any further assignments, or assurances in law or any other things, are necessary or desirable to vest, perfect, or confirm of record or otherwise, in the Surviving Corporation, the title to any property, right, privilege, power, immunity, purpose or franchise of the Merging Corporation acquired or to be acquired by reason of, or as a result of the Merger, the Merging Corporation and its proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to the same in the Surviving Corporation and otherwise to carry out the intent and purposes of these Articles and Plan of Merger, and the proper officers and directors of the Surviving Corporation or the Merging Corporation, as the case may be, whether past or remaining in office, are fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.

Certificate Number: 6132133-1      Page: 8 of 9

     Section 6.     CONSTRUCTION.

     This Plan of Merger shall be interpreted without regard to any presumption or rule requiring construction against the party causing this Plan of Merger to be drafted,

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Merger to be duly executed and delivered as of the date and year first above written.

                                       U.S. FIBER, INC., A North Carolina
                                       corporation


                                       By:/s/ Paul A. Garrett
                                          -------------------
                                        Paul A. Garrett.,
                                        President


                                       FCR, INC., a Delaware corporation


                                       By:/s/ Paul A. Garrett
                                          -------------------
                                        Paul A. Garrett,
                                        Chief Executive Officer


                                       SUNCOAST MFG. CO., N.C., a Florida
                                       corporation


                                       By:/s/ Alfred J. Vincelli Sr President
                                          -----------------------------------
                                        Alfred J. Vincelli Sr.,
                                        President

Certificate Number 6132133-1       Page: 9 of 9

[SEAL]

                                 NORTH CAROLINA

                      DEPARTMENT OF THE SECRETARY OF STATE

--------------------------------------------------------------------------------

     TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

     I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                                U.S. FIBER, INC.

the original of which is now on file and a matter of record in this office.


[SEAL]

                                IN WITNESS WHEREOF, I have hereunto
                                set my hand and affixed my official seal at the City of Raleigh, this 17th day of May, 2002.

                                         /s/ Elaine F. Marshall
                                           SECRETARY OF STATE

Certification Number: 6132134-1    Page: 1 of 7    Ref.# 4848081
Verify this certificate online at www.secretary.state.nc.us/Verification.

                                                                 0-0426020
                                                                   FILED
                                                                  2:56 PM
                                                                JUN 26 1997
                               ARTICLES OF MERGER
97 177 9039                            OF                 EFFECTIVE JUN 30, 1997
                          SUNCOAST INSULATION MFG. CO.           11:55-59
                                  WITH AND INTO             ELAINE F MARSHALL
                                U.S. FIBER, INC.            SECRETARY OF STATE
                                                              NORTH CAROLINA
                                   ----------

     These Articles of Merger are made between U.S. FIBER, INC. a North Carolina corporation (the "Surviving Corporation"), and SUNCOAST INSULATION MFG. CO., a Florida corporation (the "Merging Corporation"), and submitted to the North Carolina Secretary of State and the Department of the State of Florida by each of the companies participating in the merger.

     Pursuant to Article 11 of Chapter 55 of the North Carolina General Statutes and Section 607.1105 of the Florida Business Corporation Act, the Merging Corporation and the Surviving Corporation adopt the following Articles of Merger for the purpose of merging the Merging Corporation with and into the Surviving Corporation, which shall be the surviving corporation.

     1. The Plan of Merger, dated the 23 day of June, 1997, a copy of which is attached hereto as "Exhibit A" and incorporated herein, was unanimously approved and adopted by the respective stockholders of the Merging Corporation and the Surviving Corporation on that date.

     2. Pursuant to the Plan of Merger, all issued and outstanding shares of Merging Corporation's stock will be dissolved as provided therein.

     3.     The effective date of the merger shall be June 30, 1997.

     4. Upon the merger becoming effective, the Surviving Corporation shall be deemed (i) to appoint the Secretary of State of Florida as its agent for service of process in the State of Florida in a proceeding to enforce any obligation or the rights of dissenting shareholders of Merging Corporation, and
(ii) to agree that it will promptly pay to the dissenting shareholders of the Merging Corporation the amount, if any, to which they are entitled under section
607.1302 of the Florida Business Corporation Act.

     5. This merger is permitted under the laws of North Carolina and Florida, and the parties have complied with the applicable laws of both the states in effecting the merger.

     IN WITNESS WHEREOF, the parties have executed these Articles of Merger this 23rd day of June, 1997.

                                       U.S. FIBER, INC., a North Carolina
                                       corporation


                                       By: /s/ Alfred J. Vincelli, Sr. President
                                           -------------------------------------
                                         Alfred J. Vincelli, Sr.,
                                         President

Certificate Number: 6132134-1      Page: 2 of 7

                                       SUNCOAST INSULATION MFG. CO., a Florida
                                       corporation


                                       By: /s/ Alfred J. Vincelli, Sr. President
                                           -------------------------------------
                                           Alfred J. Vincelli, Sr.,
                                           President

STATE OF FLORIDA
COUNTY OF PINELLAS

     The foregoing instrument was acknowledged, sworn to and subscribed before me this __ day of June, 1997, by Alfred J. Vincelli, Sr., as President of U.S. Fiber, Inc., a North Carolina corporation and a wholly owned subsidiary of FCR, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me and did take an oath.

             Harriet Kay Pelley               NOTARY PUBLIC:
      Notary Public, State of Florida
     My Comm. expires January 26, 1998        /s/ Harriet K. Pelley
            Comm. No. CC 344525               ---------------------------
                                              Name: HARRIET K. PELLEY

                                              STATE OF FLORIDA (SEAL)
                                              My Commission Expires:

STATE OF FLORIDA
COUNTY OF PINELLAS

     The foregoing instrument was acknowledged, sworn to and subscribed before me this __day of June, 1997, by Alfred J. Vincelli, Sr., as President of Suncoast Insulation Mfg. Co., a Florida corporation, on behalf of the corporation. He is personally known to me and did take an oath.


            Harriet Kay Pelley                NOTARY PUBLIC:
     Notary Public, State of Florida
    My Comm. expires January 26, 1998         /s/ Harriet K. Pelley
           Comm. No. CC 344525                --------------------
                                              Name: HARRIET K. PELLEY

                                              STATE OF FLORIDA (SEAL)
                                              My Commission Expires:

Certificate Number: 6132134-1       Page: 3 of 7

                                 PLAN OF MERGER
                                       OF
                          SUNCOAST INSULATION MFG. CO.
                                  WITH AND INTO
                                U.S. FIBER, INC.

                                   ----------

     This Plan of Merger is entered into on June 23, 1997, by SUNCOAST INSULATLON MFG. CO., a Florida corporation (the "Merging Corporation") and U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation").

                                   BACKGROUND

     The Surviving Corporation is a business corporation of the State of North Carolina with its principal office therein located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, and is a wholly-owned subsidiary of the Parent Corporation.

     The Merging Corporation is a business corporation of the State of Florida with its principal office therein located at 905 E. MLK, Jr. Dr., Suite 400, Tarpon Springs, Florida 34689.

     Both the Surviving Corporation and the Merging Corporation are wholly owned Subsidiaries of FCR, Inc., a North Carolina corporation.

     The Merging Corporation and the Surviving Corporation and their respective Boards of Directors deem it advisable and in the best interests of the two corporations and their respective stockholders to merge (the "Merger") the Merging Corporation with and into the Surviving Corporation pursuant to the provisions of the Business Corporation Act of the State of Florida and North Carolina Business Corporation Act.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties, this Plan of Merger being duly entered into by the Merging Corporation and the Surviving Corporation, the parties hereto agree as follows:

     Section 1.     EFFECTIVE DATE.

     The effective date (the "Effective Date") of the Merger shall be June 30, 1997.

Certificate Number: 6132134-1      Page: 4 of 7

     Section 2.     ADOPTION OF PLAN OF MERGER.

     The sole shareholder and directors of the Merging Corporation unanimously adopted and approved this Plan of Merger on June 23, 1997. The sole shareholder and directors of the Surviving Corporation unanimously adopted and approved this Plan of Merger on June 23, 1997.

     Section 3.     PLAN OF MERGER.

     3.1 In accordance with the corporation laws of the States of North Carolina and Florida, at the Effective Date, the Merging Corporation shall be merged with and into the Surviving Corporation, and the Surviving Corporation, as the surviving corporation in the Merger, (a) shall continue its corporate existence under the laws of the State of North Carolina, and (b) shall succeed to all rights, assets, liabilities, and obligations of the Merging Corporation and the Surviving Corporation. The separate corporate existence of the Merging Corporation shall terminate at the Effective Date.

     3.2 At the Effective Date, the current Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law.

     3.3 At the Effective Date, the current Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by applicable law.

     3.4 Until the election and qualification of their successors, the current members of the Board of Directors of the Surviving Corporation shall be the Board of Directors of the Surviving Corporation in office on the Effective Date, and the current officers of the Surviving Corporation shall be the officers of the Surviving Corporation on the Effective Date.

     3.5 At the Effective Date, all of the issued and outstanding shares of stock of the Merging Corporation, currently owned by the Parent Corporation, shall be dissolved and all stock certificates representing ownership of said shares shall be marked as "canceled."

     3.6 At the Effective Date, the outstanding shares of the Surviving Corporation will not be issued, sold, converted, exchanged or altered in any manner as a result of the Merger and will remain outstanding as shares of the Surviving Corporation.

     3.7 The Merger is permitted by the laws of North Carolina and Florida, and the parties hereto have complied with the laws of both states in effecting the Merger.

     Section 4.     QUALIFICATION.

Certificate Number: 6132134-1      Page: 5 of 7

     Upon the filing of the Articles and Plan of Merger, the Surviving Corporation shall be authorized to do business in the State of Florida.

     Section 5.     FURTHER ASSURANCES.

     If, at any time after the Effective Date, the Surviving Corporation shall consider or be advised that any further assignments, or assurances in law or any other things, are necessary or desirable to vest, perfect, or confirm of record or otherwise, in the Surviving Corporation, the title to any property, right, privilege, power, immunity, purpose or franchise of the Merging Corporation acquired or to be acquired by reason of, or as a result of the Merger, the Merging Corporation and its proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to the same in the Surviving Corporation and otherwise to carry out the intent and purposes of these Articles and Plan of Merger, and the proper officers and directors of the Surviving Corporation or the Merging Corporation, as the case may be, whether past or remaining in office, are fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Merger to be duly executed and delivered as of the date and year first above written.

                                       U.S. FIBER, INC., a North Carolina
                                       corporation


                                       By: /s/ Alfred J. Vincelli, Sr. President
                                           ------------------------------------
                                         Alfred J. Vincelli, Sr.,
                                         President


                                       SUNCOAST INSULATION MFG. CO., a Florida corporation


                                       By: /s/ Alfred J. Vincelli, Sr. President
                                           ------------------------------------
                                         Alfred J. Vincelli, Sr.,
                                         President

Certificate Number. 6132134-1      Page: 6 of 7

            CERTIFICATE OF SECRETARY OF SUNCOAST INSULATION MFG. CO.

     The undersigned, being the Secretary of SUNCOAST INSULATION MFG. CO., does hereby certify that the foregoing Plan of Merger was submitted to the stockholders entitled to vote of the corporation at a special meeting thereof for the purpose of acting on the Plan of Merger. All of the stockholders of the corporation waived, in a writing signed by them, notice of the time, place, and purpose of the meeting, including the lapse of the 20-day period of time otherwise required. At the meeting, the Plan of Merger was considered by the stockholders entitled to vote and, a vote having been taken for the adoption or rejection by them of the Plan of Merger, the stockholders unanimously voted for the adoption of the Plan of Merger.

     Dated: June 23, 1997.


                                                    /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Secretary of SUNCOAST INSULATION MFG. CO.

VINCELLI/FLPLANMGR

Certificate Number: 6132134-1      Page: 7 of 7

[SEAL]

                                 NORTH CAROLINA

                      DEPARTMENT OF THE SECRETARY OF STATE

--------------------------------------------------------------------------------

     TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

     I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                                U.S. FIBER, INC.

the original of which is now on file and a matter of record in this office.


[SEAL]

                                 IN WITNESS WHEREOF, I have hereunto
                                 set my hand and affixed my official seal at the City of Raleigh, this 17th day of May, 2002.

                                          /s/ Elaine F. Marshall
                                            SECRETARY OF STATE


Certification Number: 6132135-1    Page: 1 of 7   Ref.#  4846081
Verify this certificate online at www.secretary.state.nc.us/Verification.

                                                                0-0426020
                                                                  FILED
                                                                 2:20 PM
                               ARTICLES OF MERGER               DEC 02 1997
97 336 9023                            OF
                              T. J. MILLER RESEARCH        EFFECTIVE 11:59:59 PM
                              AND TECHNOLOGY, INC.      ELAINE F MARSHALL 12-3-9
                                  WITH AND INTO            SECRETARY OF STATE
                                U.S. FIBER, INC.             NORTH CAROLINA

     These Articles of Merger are made and entered into between U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation"), and T. J. MILLER RESEARCH AND TECHNOLOGY, INC., an Ohio corporation (the "Merging Corporation"), and submitted to the North Carolina Secretary of State and the Ohio Secretary of State by each of the companies participating in the merger.

     Pursuant to Article 11 of Chapter 55 of the North Carolina General Statutes and Section 1701 of the General Corporation Laws of Ohio, the Merging Corporation and the Surviving Corporation hereby adopt the following Articles of Merger for the purpose of merging the Merging Corporation with and into the Surviving Corporation, which shall be the Surviving Corporation.

     1. The Plan and Agreement of Merger, dated the 1st day of December, 1997, a copy of which is attached hereto as "Exhibit A" and incorporated herein by reference, was unanimously approved and adopted by the respective stockholders of the Merging Corporation and the Surviving Corporation on that date.

     2. Pursuant to the Plan of Merger, all issued in outstanding shares of the Merging Corporation's stock will be exchanged for common stock of Surviving Corporation's parent, FCR, INC., a Delaware corporation (the "Parent Corporation"), as provided therein. At that time, the Merging Corporation will be merged with and into the Surviving Corporation.

     3.     The effective date of the merger shall be December 3, 1997.

     4. The principal office of the Surviving Corporation shall be located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, upon the effectiveness of the Merger. Any request for a copy of the Plan of Merger may be requested from the Surviving Corporation at its principal office.

     5. The merger outlined in these Articles of Merger and the attached Plan of Merger is authorized under the North Carolina General Statutes and the General Corporation Laws of Ohio, and the Surviving Corporation and Merging Corporation have complied with the applicable laws of North Carolina and Ohio regarding the merger.

     6. The Presidents of the Surviving Corporation and the Merging Corporation, respectively, are each authorized to execute these Articles of Merger on behalf of their respective companies.

     7. Pursuant to Section 1701.79 (B)(6) of the General Corporation Law of Ohio, the Surviving

Certificate Number: 6132135-1      Page: 2 of 7

Corporation hereby consents to be sued and served with process in the State of Ohio, and the Surviving Corporation irrevocably appoints the Secretary of State of Ohio as its agent to accept service of process in any proceeding in Ohio to enforce against the Surviving Corporation any obligation of the Merging Corporation or to enforce the rights of a dissenting shareholder of the Merging Corporation or any constituent corporation of the Merging Corporation.

     8. Upon the effectiveness of the Merger, the Surviving Corporation desires to qualify to transact business as a foreign corporation in the State of Ohio. The statutory agent for the Surviving Corporation upon whom any service of process, notice or demand may be served, and the address of such statutory agent is as follows: Thomas J. Miller, 8338 Little Auglaze River Road, Delphos Van Wert County, Ohio 45833.

     9. The name of the Surviving Corporation's registered agent in the State of North Carolina is Berryman L. Bousse. The registered office for the Surviving Corporation, at which the North Carolina registered agent may be served with process, prior to the Surviving Corporation's qualification to do business in the State of Ohio, is 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211.

     IN WITNESS WHEREOF, the parties have executed these Articles of Merger on this the 1st day of December, 1997.


                                  U.S. FIBER, INC., a North Carolina corporation

                                  By:  /s/ Paul A. Garrett
                                     -------------------------------
                                       Paul A. Garrett, President


                                  T. J. MILLER RESEARCH AND TECHNOLOGY,
                                    INC., an Ohio corporation

                                   By:  /s/ Thomas J. Miller
                                      ------------------------------
                                        Thomas J. Miller, President

Certificate Number: 6132135-1      Page: 3 of 7

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                   T. J. MILLER RESEARCH AND TECHNOLOGY, INC.
                                  WITH AND INTO
                                U.S. FIBER, INC.

     This Plan and Agreement of Merger is entered into on December 1, 1997, by and between T. J. MILLER RESEARCH AND TECHNOLOGY, INC., an Ohio corporation (the "Merging Corporation"), U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation"), and FCR, INC., a Delaware corporation (the "Parent Corporation").

                                   BACKGROUND

     The Surviving Corporation is a business corporation of the state of North Carolina with its principal office therein located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, and is a wholly owned subsidiary of the Parent Corporation.

     The Merging Corporation is a business corporation of the state of Ohio with its principle office therein located at 160l Gressel Drive, Delphos, Ohio 45833.

     The Parent Corporation is a business corporation of the state of Delaware with its principle office located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211.

     The Merging Corporation and the Surviving Corporation and their respective Boards of Directors deem it advisable and in the best interest of the two corporations and their respective shareholders to merge (the "Merger") the Merging Corporation with and into the Surviving Corporation pursuant to the provisions of the General Corporation Law of the State of Ohio and the North Carolina Business Corporation Act.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual agreement of the parties, the parties hereto agree as follows:

     Section 1. EFFECTIVE DATE. The effective date (the "Effective Date") of the Merger shall be December 3, 1997.

     Section 2. ADOPTION OF PLAN OF MERGER. The shareholder and directors of the Merging Corporation unanimously adopted and approved this Plan of Merger on December 1, 1997. The shareholder and directors of the Surviving Corporation unanimously adopted and approved this Plan of Merger on December 1, 1997. The directors of Parent Corporation adopted and approved this Plan of Merger on December 1, 1997.

Certificate Number: 6132135-1      Page: 4 of 7

     Section 3. PLAN OF MERGER.

            3.1. In accordance with the provisions of the Stock Purchase Agreement and Plan and Agreement of Merger among the Parent Corporation, the Surviving Corporation, the Merging Corporation and Thomas J. Miller (the "Seller") for the purchase of stock of USF Insulation, Inc. and merger of the Merging Corporation with and into the Surviving Corporation (the "Stock Purchase Agreement") and the corporation laws of the states of Ohio and North Carolina, at the Effective Date, the Merging Corporation shall be merged with and into the Surviving Corporation, and the Surviving Corporation, as the surviving corporation in the Merger, (a) shall be a wholly owned subsidiary of the Parent Corporation, (b) shall continue its corporate existence under the laws of the state of North Carolina, and (c) shall succeed to all rights, assets, liabilities, and obligations of the Merging Corporation and the Surviving Corporation. The separate corporate existence of the Merging Corporation shall terminate at the Effective Date.

            3.2. At the Effective Date, the current Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law.

            3.3. At the Effective Date, the current Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by applicable law.

            3.4. Until the election and qualification of their successors, the current members of the Board of Directors of the Surviving Corporation shall be the Board of Directors of the Surviving Corporation in office on the Effective Date, and the current officers of the Surviving Corporation shall be the officers of the Surviving Corporation on the Effective Date.

            3.5. At the Effective Date, all of the issued and outstanding shares of the Merging Corporation owned by the shareholder of the Merging Corporation on the Effective Date shall, by virtue of the Merger, and without any action on the part of the holders thereof, be converted into an aggregate of 26,667 shares of the Parent Corporation's common stock (the "Merger Shares").

            3.6. At the Effective Date, the outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the Merger and will remain outstanding as shares of the Surviving Corporation.

            3.7. Simultaneously with the issuance of the Merger Shares as set forth in Section 3.5 above, each holder of an outstanding certificate or certificates theretofore representing shares of the capital stock of the Merging Corporation shall surrender the same to the Parent Corporation and shall receive in exchange a certificate or certificates representing such holder's pro rata share of the Merger Shares. As a result of the Seller being the sole shareholder of the outstanding capital stock of Research, upon receipt of Seller's certificate or certificates representing all of his shares of common stock in the Merging Corporation, the Parent Corporation shall issue to the Seller a certificate for the Merger Shares.

Certificate Number: 6132135-1      Page: 5 of 7

            3.8. The parties agree that the value of each share of capital stock of the Merging Corporation on the Effective Date is equal to Eighty Thousand Dollars ($80,000.00) per share. The parties further agree that the value of each share of common stock of the Parent Corporation on the Effective Date is Fifteen Dollars ($15.00) per share. The number of outstanding shares of capital stock of the Merging Corporation on the Effective Date shall be five (5) shares.

     Section 4. PRINCIPAL OFFICE. The principal office of the Surviving Corporation shall be located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, upon the effectiveness of the Merger. Any request for a copy of the Plan of Merger may be requested from the Surviving Corporation at its principal office.

     Section 5. OHIO SERVICE OF PROCESS. Pursuant to Section 1701.79 (B)(6) of the General Corporation Law of Ohio, the Surviving Corporation hereby consents to be sued and served with process in the State of Ohio, and the Surviving Corporation irrevocably appoints the Secretary of State of Ohio as its agent to accept service of process in any proceeding in Ohio to enforce against the Surviving Corporation any obligation of the Merging Corporation or to enforce the rights of a dissenting shareholder of the Merging Corporation or any constituent corporation of the Merging Corporation.

     Section 6. QUALIFICATION OF OHIO CORPORATION. Upon the effectiveness of the Merger, the Surviving Corporation shall qualify to transact business as a foreign corporation in the State of Ohio. The statutory agent for the Surviving Corporation upon whom any service of process, notice or demand may be served, and the address of such statutory agent is as follows: Thomas J. Miller, 8338 Little Auglaze River Road, Delphos Van Wert County, Ohio 45833.

     Section 7. FURTHER ASSURANCES. If, at any time after the Effective Date, the Surviving Corporation shall consider to be advised that any further assignments, or assurances in law or any other things are necessary or desirable to vest, perfect, or confirm of record or otherwise, in the Surviving Corporation, the title to any property, right, privilege, power, immunity, purpose or franchise of the Merging Corporation acquired or to be acquired by reason of, or as the result of the Merger, the Merging Corporation and its proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to the same in the Surviving Corporation and otherwise to carry out the intent and purposes of these Articles and Plan of Merger, and the proper officers and directors of the Surviving Corporation or the Merging Corporation, as the case may be, whether past or remaining in office, are fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.

     Section 8. CONSTRUCTION. This Plan of Merger shall be interpreted without regard to any presumption or rule requiring construction against the party causing this Plan of Merger to be drafted.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Merger to be duly executed and delivered as of the date and year first above written.

Certificate Number: 6132135-1      Page: 6 of 7

                                  U.S. FIBER, INC., a North Carolina corporation

                                  By: /s/ Paul A. Garrett
                                      ------------------------------------------
                                        Paul A. Garrett, President


                                  FCR, INC., a Delaware corporation

                                  By: /s/ Paul A. Garrett
                                      ------------------------------------------
                                        Paul A. Garrett, Chief Executive Officer


                                  T. J. MILLER RESEARCH AND TECHNOLOGY,
                                   INC., an Ohio corporation

                                  By: /s/ Thomas J. Miller
                                      ------------------------------------------
                                        Thomas J. Miller, President

Certificate Number: 6132135-1      Page: 7 of 7

[SEAL]

                                 NORTH CAROLINA

                      DEPARTMENT OF THE SECRETARY OF STATE

--------------------------------------------------------------------------------

     TO ALL WHOM THESE PRESENTS SHALL COME, GREETINGS:

     I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                               ARTICLES OF MERGER

                                       OF

                                U.S. FIBER, INC.

the original of which is now on file and a matter of record in this office.


[SEAL]

                                 IN WITNESS WHEREOF, I have hereunto
                                 set my hand and affixed my official seal at the City of Raleigh, this 17th day of May, 2002.

                                        /s/ Elaine F. Marshall
                                          SECRETARY OF STATE

Certification Number: 6132136-1    Page: 1 of 6   Ref.#  4846081
Verify this certificate online at www.secretary.state.nc.us/Verification.

                                                           0-0426026
                                                             FILED
                                                            9:05 AM
                           ARTICLES OF MERGER             DEC 23 1997.
97 356 9133                        OF
                         U S F INSULATION, INC.         EFFECTIVE DEC 31 1997
                             WITH AND INTO          ELAINE F MARSHALL 11:59 P.M.
                            U.S. FIBER, INC.             SECRETARY OF STATE
                                                           NORTH CAROLINA

     These Articles of Merger are made and entered into between U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation"), and U S F INSULATION, INC., an Ohio corporation (the "Merging Corporation"), and submitted to the North Carolina Secretary of State by each of the companies participating in the merger.

     Pursuant to Article 11 of Chapter 55 of the North Carolina General Statutes, the Merging Corporation and the Surviving Corporation hereby adopt the following Articles of Merger for the purpose of merging the Merging Corporation with and into the Surviving Corporation, which shall be the surviving corporation.

     1. The Plan and Agreement of Merger, dated the 10th day of December, 1997, a copy of which is attached hereto as "Exhibit A" and incorporated herein by reference, was unanimously approved and adopted by the respective stockholders of the Merging Corporation and the Surviving Corporation on that date.

     2. The effective time of the merger shall be 11:59 p.m. on December 31, 1997.

     3. The merger outlined in these Articles of Merger and the attached Plan of Merger is authorized under the North Carolina General Statutes and the General Corporation Laws of Ohio, and the Surviving Corporation and Merging Corporation have complied with the applicable laws of North Carolina and Ohio regarding the merger.

     IN WITNESS WHEREOF, the parties have executed these Articles of Merger on this the 10th day of December, 1997.

                                  U.S. FIBER, INC., a North Carolina corporation

                                  By: /s/ Paul A. Garrett
                                     -------------------------------------------
                                      Paul A. Garrett, Vice President


                                  U S F INSULATION, INC., an Ohio corporation

                                  By: /s/ Paul A. Garrett
                                     -------------------------------------------
                                      Paul A. Garrett, President

Certificate Number: 6132136-1      Page: 2 of 6

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                             U S F INSULATION, INC.
                                  WITH AND INTO
                                U.S. FIBER, INC.

                                   ----------

     This Plan and Agreement of Merger is entered into on December 10, 1997, by U S F INSULATION, INC., an Ohio corporation (the "Merging Corporation") and U.S. FIBER, INC., a North Carolina corporation (the "Surviving Corporation").

                                   BACKGROUND

     The Surviving Corporation is a business corporation of the State of North Carolina with its principal office therein located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211.

     The Merging Corporation is a business corporation of the State of Ohio with its principal office therein located at 1601 Gressel Drive, Delphos, Ohio
45833.

     Both the Surviving Corporation and the Merging Corporation are wholly owned Subsidiaries of FCR, Inc., a Delaware corporation (the "Parent Corporation").

     The Merging Corporation and the Surviving Corporation and their respective Boards of Directors deem it advisable and in the best interests of the two corporations and their respective stockholders to merge (the "Merger") the Merging Corporation with and into the Surviving Corporation pursuant to the provisions of the applicable laws in the States of Ohio and North Carolina.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties, this Plan of Merger being duly entered into by the Merging Corporation and the Surviving Corporation, the parties hereto agree as follows:

     Section 1.     EFFECTIVE TIME.

     The effective time (the "Effective Time") of the Merger shall be at 11:59 p.m. on December 31, 1997.

Certificate Number: 6132136-1      Page: 3 of 6

     Section 2.     ADOPTION OF PLAN OF MERGER.

     The sole shareholder and the Board of Directors of the Merging Corporation unanimously adopted and approved this Plan of Merger on December 10, 1997. The sole shareholder and the Board of Directors of the Surviving Corporation unanimously adopted and approved this Plan of Merger on December 10, 1997.

     Section 3.     PLAN OF MERGER.

     3.1 In accordance with the corporation laws of the States of North Carolina and Ohio, at the Effective Time, the Merging Corporation shall be merged with and into the Surviving Corporation, and the Surviving Corporation, as the surviving corporation in the Merger, (a) shall continue its corporate existence under the laws of the State of North Carolina, and (b) shall succeed to all rights, assets, liabilities, and obligations of the Merging Corporation and the Surviving Corporation. The separate corporate existence of the Merging Corporation shall terminate at the Effective Time.

     3.2 At the Effective Time, the current Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time, and thereafter may be amended in accordance with its terms and as provided by applicable law.

     3.3 At the Effective Time, the current Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by applicable law.

     3.4 Until the election and qualification of their successors, the current members of the Board of Directors of the Surviving Corporation shall be the Board of Directors of the Surviving Corporation in office on the Effective Time, and the current officers of the Surviving Corporation shall be the officers of the Surviving Corporation on the Effective Time.

     3.5 At the Effective Time, all of the issued and outstanding shares of stock of the Merging Corporation, currently owned by the Parent Corporation, shall be dissolved and all stock certificates representing ownership of said shares shall be marked as "canceled."

     3.6 At the Effective Time, the outstanding shares of the Surviving Corporation will not be issued, sold, converted, exchanged or altered in any manner as a result of the Merger and will remain outstanding as shares of the Surviving Corporation.

     3.7 The Merger is permitted by the laws of North Carolina and Ohio, and the parties hereto have compiled with the laws of both states in effecting the Merger.

Certificate Number: 6132136-1      Page: 4 of 6

     Section 4. PRINCIPAL OFFICE. The principal office of the Surviving Corporation shall be located at 2101 Rexford Road, Suite 236-E, Charlotte, North Carolina 28211, upon the effectiveness of the Merger. Any request for a copy of the Plan of Merger may be requested from the Surviving Corporation at its principal office.

     Section 5.     OHIO SERVICE OF PROCESS. Pursuant to Section 1701.79
(B)(6) of the General Corporation Law of Ohio, the Surviving Corporation hereby consents to be sued and served with process in the State of Ohio, and the Surviving Corporation irrevocably appoints the Secretary of State of Ohio as its agent to accept service of process in any proceeding in Ohio to enforce against the Surviving Corporation any obligation of the Merging Corporation or to enforce the rights of a dissenting shareholder of the Merging Corporation or any constituent corporation of the Merging Corporation.

     Section 6. QUALIFICATION OF OHIO CORPORATION. Upon the effectiveness of the Merger, if not previously qualified to do so, the Surviving Corporation shall qualify to transact business as a foreign corporation in the State of Ohio. The statutory agent for the Surviving Corporation upon whom any service of process, notice or demand may be served, and the address of such statutory agent is as follows: Thomas J. Miller, 1601 Gressel Drive, Delphos Van Wert County, Ohio 45833.

     Section 7. FURTHER ASSURANCES. If, at any time after the Effective Time, the Surviving Corporation shall consider to be advised that any further assignments, or assurances in law or any other things are necessary or desirable to vest, perfect, or confirm of record or otherwise, in the Surviving Corporation, the title to any property, right, privilege, power, immunity, purpose or franchise of the Merging Corporation acquired or to be acquired by reason of, or as the result of the Merger, the Merging Corporation and its proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to the same in the Surviving Corporation and otherwise to carry out the intent and purposes of these Articles and Plan of Merger, and the proper officers and directors of the Surviving Corporation or the Merging Corporation, as the case may be, whether past or remaining in office, are fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.

     Section 8. CONSTRUCTION. This Plan of Merger shall be interpreted without regard to any presumption or rule requiring construction against the party causing this Plan of Merger to be drafted.

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Certificate Number: 6132136-1      Page: 5 of 6

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Merger to be duly executed and delivered as of the date and year first above written.

                                        U.S. FIBER, INC., a North Carolina
                                        corporation


                                        By:  /s/ Paul A. Garrett
                                           ------------------------------
                                             Paul A. Garrett,
                                             Vice President


                                        U S F INSULATION, INC., an Ohio
                                        corporation


                                        By:  /s/ Paul A. Garrett
                                           ------------------------------
                                             Paul A. Garrett,
                                             President

                                        4

Certificate Number: 6132136-1      Page: 6 of 6